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                                                                    EXHIBIT 99.2
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                       GULFSTREAM AEROSPACE CORPORATION
                  PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                 July 30, 1999
                     THIS PROXY IS SOLICITED ON BEHALF OF
            GULFSTREAM AEROSPACE CORPORATION'S BOARD OF DIRECTORS.

       The undersigned hereby appoints W.W. Boisture, Jr. and Chris A. Davis and each of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Gulfstream Aerospace Corporation Common Stock which the undersigned may be entitled to vote at the Special Meeting of Stockholders of Gulfstream Aerospace Corporation to be held in New York, New York on July 30, 1999 at 9:00 a.m., or at any adjournment thereof, upon the matter set forth on the reverse side and described in the accompanying Joint Proxy Statement/Prospectus and upon such other business as may properly come before the meeting or any adjournment thereof.

       PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE. IF THIS PROXY IS SIGNED BUT NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ITEM
1. IN THEIR DISCRETION, THE APPOINTED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

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COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENTS IN
THE SPACE BELOW AND ADDRESS CHANGES ON REVERSE SIDE

                                                               (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

                                                                                             -------------
                                                                                              SEE REVERSE
                                                                                                 SIDE
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                                       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.                  Please mark  [X]
                                                                                                             your vote as
                                                                                                             indicated in
                                                                                                             this example

ITEM 1. MERGER AGREEMENT WITH GENERAL DYNAMICS CORPORATION                                         FOR     AGAINST     ABSTAIN
                                                                                                   [ ]       [ ]         [ ]
To approve and adopt the Agreement and Plan of Merger dated as of May 16, 1999 among Gulfstream Aerospace Corporation, General Dynamics Corporation and a
wholly owned subsidiary of General Dynamics Corporation and to approve the proposed merger.
                                                                                I PLAN TO ATTEND MEETING     [ ]

                                                                                    ADDRESS CHANGE           [ ]
                                                                                Please mark this box if
                                                                                you have made an address
                                                                                change.

                                                                                Receipt is hereby acknowledged of the Joint Proxy
                                                                                Statement/Prospectus and Notice of Meeting.

                                                                                PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                                                                                ENCLOSED ENVELOPE

                                                                                Dated: ____________________________________, 1999

                                                                                _______________________________________________
                                                                                Signature

                                                                                ________________________________________________
                                                                                Signature

                                                                                Note: Please sign exactly as name appears hereon.
                                                                                Joint owners should each sign. When signing as an
                                                                                attorney, executor, administrator, trustee, or
                                                                                guardian, please give full title as such.
                                                                                Corporate and partnership proxies should be
                                                                                signed by an authorized person indicating the
                                                                                person's title.




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